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                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                 Form 8-K

                               CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                               October 23, 1998
               -----------------------------------------------
               Date of Report (Date of Earliest event reported)

                          U.S.B. Holding Co., Inc.
               -----------------------------------------------
           (Exact name of registrant as specified in its charter)



                                Delaware
                                --------
              (State or other jurisdiction of incorporation)

                                1-12811
                        ------------------------
                        (Commission File Number)

                               36-3197969
                     -------------------------------
                    (IRS Employer Identification No.)

                           100 Dutch Hill Road

                       Orangeburg, New York 10962
                       --------------------------
                (Address of principal executive offices)

                             (914) 365-4600
               ----------------------------------------------
             Registrant's telephone number, including area code
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Item 5.   Other Events

     On October 23, 1998, U.S.B. Holding Co., Inc. issued a press release reporting earnings for its third quarter ended September 30, 1998. The press release is attached hereto as Exhibit 99 and is incorporated herein by reference.

Item 7.   Financial Statements and Exhibits.

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits.

          The following exhibits are filed herewith.


       Exhibit No.                              Description of Exhibit
      ------------                              ----------------------
         99 Text of press release, dated October 23, 1998, issued by U.S.B. Holding Co., Inc.



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                              SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              U.S.B. HOLDING CO., INC.



                              By:/s/ Thomas E. Hales
                                 --------------------------
                                  Name: Thomas E. Hales
                                  Title:President and
                                        Chief Executive Officer

Date: October 26, 1998
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